UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2005
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-21873	36-3924586
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 17, 2005, First Industrial, L.P. (the “Consolidated Operating Partnership”) filed a Form NT 10-K which referred to an ongoing review of its presentation of income taxes under the Financial Accounting Standards Board’s Statement of Financial Accounting No. 109, Accounting for Income Tax (“FAS 109”), on its consolidated statement of operations. Previously in its consolidated statements of operations, the Consolidated Operating Partnership allocated its entire income tax provision/benefit to income from discontinued operations. Based on the review of its presentation of income taxes under FAS 109, the Consolidated Operating Partnership reconsidered such presentation and determined that the Consolidated Operating Partnership’s income tax provision/benefit should be allocated between income from continuing operations, income from discontinued operations and gain on sale of real estate. On March 22, 2005, the Consolidated Operating Partnership concluded that such allocation would result in a material change in income from continuing operations, income from discontinued operations and gain on sale of real estate. Accordingly, on March 22, 2005, management and the audit committee of the Consolidated Operating Partnership determined (i) that the Consolidated Operating Partnership will restate its financial statements for the quarters ended March 31, 2004 and 2003, June 30, 2004 and 2003, and September 30, 2004 and 2003 included in its Forms 10-Q for the respective periods, and its financial statements for the years ended December 31, 2003 and 2002 included in its Form 8-K filed July 30, 2004 (the “Affected Financial Statements”) and (ii) that the Affected Financial Statements, as well as the financial statements for the year ended December 31, 2001 included in the Consolidated Operating Partnership’s Form 8-K filed July 30, 2004, should no longer be relied upon. The Consolidated Operating Partnership intends to restate the Affected Financial Statements as appropriate, including in its Form 10-K for the year ended December 31, 2004, which the Consolidated Operating Partnership expects to file no later than March 31, 2005.

The restatement of the Affected Financial Statements will have no affect on net income, net income available to unitholders per unit, the balance sheets or the statements of partners’ capital for any of the restated periods. The Consolidated Operating Partnership’s cash position, liquidity and debt covenants also will be unaffected.

In light of the determination to restate the Affected Financial Statements as described above, management has concluded that as of December 31, 2004 the Consolidated Operating Partnership did not maintain effective controls over its presentation of income taxes under FAS 109 and that this control deficiency constitutes a material weakness in the Consolidated Operating Partnership’s internal control over financial reporting. Given management’s conclusion that such material weakness existed as of December 31, 2004, management’s assessment of the effectiveness of the Consolidated Operating Partnership’s internal control over financial reporting included in its Form 10-K for the period ended December 31, 2004 will conclude that the Consolidated Operating Partnership’s internal control over financial reporting was not effective as of December 31, 2004. Also, as a result of such material weakness, management expects that the report of its independent registered public accountants in the Consolidated Operating Partnership’s Form 10-K for the period ended December 31, 2004 will contain an adverse opinion with respect to the effectiveness of the Consolidated Operating Partnership’s internal controls over financial reporting as of December 31, 2004. Further, management believes, and will report in the Consolidated Operating Partnership’s Form 10-K for the period ended December 31, 2004, that such material weakness which existed as of December 31, 2004 has subsequently been remediated.

Management and the audit committee of the Consolidated Operating Partnership discussed with the Consolidated Operating Partnership’s independent auditors, PricewaterhouseCoopers LLP, the matters disclosed in this filing pursuant to Item 4.02(a) of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.

	By:	/s/ Scott A. Musil
		Name:	Scott A. Musil
Date: March 28, 2005		Title:	Senior Vice President, Controller, Treasurer and Assistant Secretary